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                                                                  EXHIBIT 23.2






                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of Verizon Communications Inc. of our report dated January 27, 2000 included in GTE Corporation's Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this Registration Statement.

/s/ Arthur Andersen LLP

Dallas, Texas
January 12, 2001